UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                          SCHEDULE 14C
                         (RULE 14c-101)

                    SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
            Exchange Act of 1934 (Amendment No.    )

     Check the appropriate box:

     [   ] Preliminary information statement

     [   ] Confidential, for use of the Commission only
          (as permitted by Rule 14c-5(d)(2))

     [ X ] Definitive information statement


                       BROWNSVILLE COMPANY
        (Name of Registrant as Specified in Its Charter)


     Payment of filing fee (Check the appropriate box):

     [ X ]    No fee required.

     [   ]    Fee computed on the table below per Exchange Act
              Rules 14c-5(g) and 0-11.

          (1) Title of each class of securities to which transaction applies: N/A
          (2)  Aggregate number of securities to which
               transaction applies:  N/A
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
               0-11:  N/A
          (4)  Proposed maximum aggregate value of transaction: N/A
          (5)  Total fee paid: N/A

     [   ]    Fee paid previously with preliminary materials.

     [   ]    Check box if any part of the fee is offset as
              provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:  N/A
          (2)  Form, schedule or registration statement no.:  N/A
          (3)  Filing party:  N/A
          (4)  Date filed:  N/A

                      BROWNSVILLE COMPANY
                 70 East Beaver Creek, Unit 30
             Richmond Hill, Ontario, Canada L4B 3B2




                     INFORMATION STATEMENT

       CONSENT OF STOCKHOLDERS IN LIEU OF SPECIAL MEETING


                 _____________________________


     The purpose of this Information Statement is to notify you that the holders of shares representing a majority of the voting stock of Brownsville Company, a Nevada corporation (the "Company"), as of January 3, 2007 (the "Record Date") have given their written consent to a resolution adopted by the Board of Directors to amend the articles of incorporation of the Company so as to change the name of the company to "Uranium Hunter Corporation" (the "Corporate Name Change"). This Information Statement is first being mailed to stockholders of the Company on or about January 22, 2007. The Corporate Name Change will not become effective until at least twenty (20) days after the initial mailing of this Information Statement.

     Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Corporate Name Change as described in this Information Statement.

     The principal executive office of the Company is located at 70 East Beaver Creek, Unit 30, Richmond Hill, Ontario, Canada L4B
3B2. The telephone number of the principal executive office of the Company is (905) 882-7044.


               _________________________________


               WE ARE NOT ASKING YOU FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY


   The date of this Information Statement is January 22, 2007

          VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     On the Record Date, the authorized voting stock consisted of 225,000,000 shares of common stock, $0.001 par value. Each share of common stock is entitled to one vote. On the Record Date, there were 32,160,000 shares of common stock issued, outstanding and entitled to vote.

     The following table sets forth, as of the Record Date, certain information with regard to the record and beneficial ownership of the Company's common stock by (i) each stockholder owning of record or beneficially 5% or more of the Company's common stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and other executive officers, if any, of the Company whose annual base salary and bonus compensation was in excess of $100,000, and (iv) all executive officers and directors of the Company as a group:

                              Amount and Nature        Percent
Name of Beneficial Owner      of Beneficial Ownership  of Class

Adam R. Cegielski(1)               15,000,000            46.6%

All Executive Officers and
Directors as a Group
(1   person)                       15,000,000            46.6%
_________________________

(1)  The address for Mr. Cegielski is 70 East Beaver Creek, Unit
     30, Richmond Hill, Ontario, Canada L4B 3B2.


           AMENDMENT OF THE ARTICLES OF INCORPORATION
                TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors of the Company has adopted a resolution to change the name of the corporation from "Brownsville Company" to "Uranium Hunter Corporation". The holders of shares representing a majority of the Company's outstanding voting stock have given their written consent to the Corporate Name Change. Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. We will file an Amendment to the Articles of Incorporation of the Company (the "Amendment") in order to change the name of the Company, provided, however, that in accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the Amendment will not be filed with the Secretary of State of Nevada or become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

     The Corporate Name Change has been approved because the new name better represents the Company's new business focus. The Company commenced business in September 2003 in order to operate a boat launch, parking lot, marina and convenience store. Subsequent to the end of the 2006 fiscal year, and in November 2006, this business was sold. In October 2006, the Company was granted the sole exclusive right and option to acquire up to a 100% undivided right, title and interest in and to the Gambaro Resources Property located in Njombe and Songea districts in the Republic of Tanzania. The Gambaro Resources Property, which is held under the terms of a Prospecting License issued by the government of Tanzania, is believed to cover sediments of the Karoo sequence which share common features with rocks of the Colorado Plateau in the western United States that have been prolific producers of Uranium. As a result of this change of direction, the Company's business focus is now exploration and mining.

     The adoption of "Uranium Hunter Corporation" as the new name more clearly and accurately describes the new business focus of the Company. With the name "Brownsville Company", there is no clear relationship to the Company's current business activities. The name "Uranium Hunter Corporation" should allow the Company to develop a clearer and more recognizable identity in the marketplace.

     Certificates for the Company's common stock that recite the name "Brownsville Company" will continue to represent shares in the Company after the Corporate Name Change has become effective. If, however, a stockholder wishes to acquire a certificate reciting the name "Uranium Hunter Corporation" after the effectiveness of the Corporate Name Change, the stockholder may do so by surrendering its certificate to the Company's transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.

     The Company's transfer agent is:

                   Empire Stock Transfer Inc.
                2470 St. Rose Parkway, Suite 304
                     Henderson, Nevada 89074
                      Tel:  (702) 818-5898
                      Fax:  (702) 974-1444


                      NO DISSENTERS' RIGHTS

     Under Nevada law, stockholders are not entitled to dissenters' rights with respect to the transaction described in this Information Statement.


                     ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and , files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information may be inspected at the public reference room of the SEC at 100 F Street, N.E., Washington D.C. 20549. Copies of such material can be obtained from the facility at prescribed rates. Please call the SEC toll free at 1-800-SEC-0330 for information about its public reference room. Because the Company files documents electronically with the SEC, you may also obtain this information by visiting the SEC's Internet website at http://www.sec.gov.


                              By Order of The Board of Directors


                              Adam R. Cegielski,
                              President and Chief Executive
                              Officer

Dated:    January 22, 2007